UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
(Name and address of agent for service)

305-677-7650
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2020

Item 1. Report to Stockholders.

Annual Report

November 30, 2020

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Letter from 1998	13
Portfolio Management Discussion and Analysis	16
Sector Allocation	21
Historical Performance	22
Schedule of Investments	23
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Expense Example	41
Statement Regarding Liquidity Risk Program	43
Trustees and Executive Officers	44
Additional Information	46
Privacy Notice	48

GoodHaven Fund
PERFORMANCE as of November 30, 2020 (Unaudited)

	Six Months	1 Year		Since	Since
	Ended	Ended	5 Years	Incept. [1]	Incept. [1]
	11/30/2020	11/30/20	Annualized	Cumulative	Annualized
GOODX	24.84%	7.93%	5.46%	48.20%	4.16%
S&P 500 Index [2]	19.98%	17.46%	13.99%	232.87%	13.28%
Wilshire 5000 Total Market Index	22.35%	18.15%	11.79%	168.03%	10.75%
HFRI Fundamental Growth Index [3]	21.29%	17.65%	7.50%	44.63%	3.89%
HFRI Fundamental Value Index [3]	20.82%	11.75%	6.60%	69.54%	5.61%
CS Hedge Fund Index [3]	7.27%	4.14%	3.12%	37.05%	3.31%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 11/30/20. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.11%.

“The Best Hedge Is Being Right” – Anonymous

January 5, 2021

Our performance since we last wrote to you mid-year has been strong. I believe our progress in areas that are harder to measure, but no less important, like investment process and improved portfolio quality, have also been solid. Our fiscal year results, incorporating the spring downturn, while decent on an absolute basis lagged most comparable indexes. On a relative basis we are pleased to have been listed in the Wall Street Journal’s monthly “Category Kings” tables versus our peers for 10 out of the last 12 months dating back to January 2020.1  The forward march to improve our long-term record post our recent re-organization continues.

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[1]	Defined by the WSJ as The Top Performing Funds in each category, ranked by one-year total returns.

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TABLE OF TOP 5 GAINERS & DETRACTORS ($’s) FOR BOTH PERIODS

Contributors (6/01/20 – 11/30/20)	Detractors (6/01/20 – 11/30/20)
Jefferies Financial Group Inc.	TerraVest Industries, Inc.
Berkshire Hathaway Inc. – Class B	Barrick Gold Corp.
Builders FirstSource Inc.	Hess Midstream LP
Alphabet Inc. – Class C	Federal National Mortgage Association, Series E
STORE Capital Corp. – REIT	Federal National Mortgage Association, Series R

Contributors (12/01/19 – 11/30/20)	Detractors (12/01/19 – 11/30/20)
Alphabet Inc. – Class C	WPX Energy Inc.
Barrick Gold Corp.	Alleghany Corp.
Builders FirstSource Inc.	Hess Midstream LP
Berkshire Hathaway Inc. – Class B	Birchcliff Energy Ltd.
KKR & Co. Inc.	Federal National Mortgage Association, Series E

In evaluating returns it’s critical to consider the risk taken to achieve such returns. Indexes are always fully invested – while we averaged about 83% invested during the last 6 months and held a small market hedge. In an environment where signs of excesses abound, our portfolio continues to be undervalued and very differentiated from the major averages.2

At GoodHaven, we entered 2020 expecting to gradually improve our portfolio and process. As the market and health crisis unfolded, we seamlessly implemented a work from home mandate, opportunistically invested during the downturn, and continued to provide appropriate services to all clients and shareholders. While looking forward, though mindful of the tragic and continuing crisis still present, we are optimistic about the portfolio, its long-term prospects, the firm’s evolution, and the recent medical breakthroughs – which we expect will begin to slowly allow normal economic activity to return. You should expect somewhat more portfolio concentration than in the past and somewhat less cash held than in the past – opportunistically, and consistent with our prospectus and objectives.

For most of our portfolio traditional financial metrics are the basis of our analysis. This group, comprising most of our holdings, currently has a weighted average P/E of 14x 2022 forward estimates, compared to the S&P 500 of approximately 20x. We think our holdings are better quality companies with stronger management teams than the index overall, but remain cheaper. We draw similar conclusions about our remaining holdings, for which we determine value a bit differently.

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[2]
Based on our calculations, the Active Share (a measure of the percentage of stock holdings in a manager’s portfolio that differs from the benchmark index) of the GoodHaven Fund as of 12/31/20 was approximately 94% (out of 100%) vs the S&P 500.

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While books will be (and have been) written about 2020, no one needs a twenty page letter from a middle-aged investor pontificating about health, epidemiology, macroeconomics and politics. I’ll try and stay on topic here, discussing the portfolio, our strategy and process, with some more big picture comments at the end.

Our current top five holdings as of 11/30/20 are now: Berkshire Hathaway, Alphabet, Barrick Gold, Jefferies Financial, and joining this group – Builders FirstSource. Recent business results from the big five range from solid to excellent. Business results (and the price we pay for our investments) are what will determine our investment results over time.

Berkshire’s recent operating results have been solid. The investment portfolio has rebounded dramatically, the stock buyback pace accelerated in Q3 2020, and they have been more active putting cash to work. Our material Berkshire purchases made earlier in the year, as the markets swooned and critics lambasted Berkshire, now look even better.  A glance at some of Berkshire’s recent new investments (Dominion’s natural gas assets, Barrick Gold, EW Scripps, Snowflake and a basket of Japanese trading companies) points to a corporate culture, management team, and organization that continues to evolve. I’m not surprised, but am glad to see the proof of that part of our thesis.3 Sadly, we all know that one way or another Mr. Buffett and Mr. Munger’s tenure at Berkshire will end one of these days. That time – whenever it is – is not the time to evaluate and react to how one feels about a post Buffett/Munger Berkshire – that time was yesterday – which we have. Berkshire engenders a lot of criticism for perceived “underperformance”. However, from mid-2015 through mid-2020 Berkshire’s book value/share growth slightly beat a much riskier S&P 500, though the stock lagged. This is part of the opportunity. We estimate that Berkshire at present sells for only about 1.2x book value and materially below our estimate of intrinsic value using Mr. Buffett’s “five asset laden groves” methodology.4

Alphabet’s family of digital advertising platforms continues to quickly recover from the global economic downturn in the spring and as we expected earnings growth has resumed. In a surprise to nobody, the U.S. Department of Justice, FTC, and many state enforcement agencies are marching forward on their myriad of anti-competitive legal actions against Alphabet. We think these issues are manageable though hardly trivial.5  By the way, we own parts of businesses, and there are always things to worry and think about that might impact those businesses. Often, the more important things to focus on get less attention from prognosticators. At Alphabet, for instance, we have long focused on the inter-play of their historic relationship with Apple – where Alphabet appears to pay Apple at least $7 billion/year to be the default search engine

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[3]	Some of these new holdings are marketable securities and such positions will come and go over time.
[4]	On 12/18/20 long time Berkshire director Ron Olson bought about $900,000 of Berkshire shares in the open market.
[5]	It’s a little ironic that Google has more competition in digital advertising than in the recent past from Amazon and others.

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on all iOS devices. This relationship figures prominently in some of the enforcement action(s) but until recently was less frequently discussed. It was, however, something we had long spent time considering and the type of deeper analysis we focus on for all our companies. Alphabet’s top line grew a very impressive 15% in Q3 2020 with many aspects of digital advertising still depressed from COVID-19. That implies that other parts of the Alphabet ecosystem – such as Cloud, Google Play and YouTube grew faster. Google shopping’s decision earlier this year to reduce listing barriers appears thoughtful. We’d think that growth overall at Alphabet could accelerate in 2021. At a below market adjusted P/E multiple we see plenty of upside over time.

The enormous growth of the digital part of the economy is old news but accelerated lately.6  This includes large companies, like Alphabet and Facebook, that are directly digital, smaller, and mid-size companies that also have a product(s) or service that is directly digital, and pretty much the rest of the economy for whom some aspect of technology/digitization is important in some way. Some aspects of the finances of a more digital company bear noticeable differences from a more industrial company – such as more of the investment and spending to grow and maintain the business being reflected through the income statement (R&D and other items) vs. the balance sheet (PP&E and subsequent depreciation). Returns on equity and capital tend to be higher. New ways to deliver old services as a service/subscription (SAAS) might obscure near-term profits. Some companies are growing fast as they upend existing industry players or just create a product/service that no one realized they needed and wanted until it was there. Some companies are truly just being built up to sell to a bigger player. I’ve never met a real investor who wouldn’t like to invest in a fast growing company that earns high returns on equity and capital. We’ve had some exposure to these areas in the past and hope to have more in the future. The questions for us (which is always the questions we ask) are; can we find things where we have a “margin of safety” from our purchase price, where we are confident we understand roughly what the business/industry will look like down the road and where we feel comfortable with the management.

To expand on some concepts I mentioned earlier in the year: Finding an occasional undervalued great company that can compound for a long-time is hard enough. However many investors fumble when it comes to holding on and achieving the long-term return that the business itself delivers. Look at any stock with a great multi-decade return and don’t forget how many recessions, macro issues, temporary business missteps, or urges to “re-allocate” to a slightly cheaper stock along the way, have now long been forgotten, but caused many to sell prematurely. Of course, extreme overvaluation can make anything a bad investment for a while. Microsoft roughly quadrupled its earnings from 1999 to 2013 yet that stock was down 30% over that same period, going from a 70x P/E to 9x.7  Further, business execution over

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[6]	Defining what incorporates a digital company is worthy of a book – but hopefully all get the idea.
[7]	Toni Sacconaghi Jr., Bernstein Research 8/31/20

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time matters more than a slightly cheaper starting stock price – RH (old Restoration Hardware) and Ethan Allen (ETH) are in similar sectors but RH’s business results (and stock price performance) have trounced ETH’s since its IPO in 2012 despite many travails since then and ETH shares seemingly perennially “cheap” along the way. Capitalism is ruthless and business moats and advantages are harder to maintain today than ever before. Customer habits also change faster than ever, and COVID-19 will leave some long-lasting consumer and industry impacts long after it’s gone. However, watering the flowers (not the weeds), watching the flowers closely, and being roughly right about the future will continue to be a good game plan.

Back to our top holdings summary. Barrick’s recent results have been consistent with our expectations.  Barrick has begun inching up the dividend as planned, which should continue increasing absent them finding a large acquisition (they want more copper assets) or a materially lower price of gold. We’d also expect periodic special dividends during stronger gold price environments. At current gold prices we estimate normalized free cash flow at Barrick of over $1.60/share. The company is now about net-debt free. We see plenty of upside and absent a collapse in gold not too much downside. Missing from much of the public discussions about gold, but potentially interesting, is the supply/demand backdrop. As the Wall Street Journal (8/16/20) recently said “gold is amongst the rarest metals in the earth’s crust and much of the easier to get to ore has already been mined. What is left is harder to find and more expensive to extract…” According to the World Platinum Council, it was forecasted that there will be a supply and demand imbalance of 1.2 million ounces globally. The potential macro tailwinds that could add value to an alternate currency like gold including currency concerns, excessive debt and continuing negative real interest rates are still out there. While the shares performed well for the year they were weak in the second half and now stand more attractively priced.

Jefferies has now reported a string of stellar results. Our thesis here has been well articulated and straightforward – we expected Jefferies to navigate the spring 2020 downturn, continue improving its return on equity and opportunistically repurchase stock. In their just reported Q4 2020 results the core business earned a 26%+ return on tangible equity, while they repurchased 9.5 million shares and raised the cash dividend. Prior to that in Q3 2020 they earned a 23%+ return on tangible equity in the core business and repurchased 7.9 million shares. Over the last three years they dramatically reduced their fully diluted shares outstanding from 373 million to 274 million (at attractive prices).8  Jefferies appears to be growing market share in key categories and even after gaining in the period the shares remain undervalued with tangible book value now north of $27/share. Jefferies’ shareholder letters from Rich Handler and Brian Friedman convey in a unique way their earnest passion and aspirations for all the firm’s key constituents.9  While our decision to maintain a

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[8]	https://s2.q4cdn.com/620781618/files/doc_downloads/shareholder_letters/2021/Jef-2020-Shareholder-Letter.pdf
[9]	https://ir.jefferies.com/reports-filings/letters-to-shareholders/default.aspx

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well-run Wall Street firm as a top holding meets with nods today, as the recent capital markets climate has led to a surge in banking and trading activity, that was not what most expected the near-term to bring last spring when we drew that conclusion.

Builders FirstSource climbed into the top five the old-fashioned way – good results, an attractive merger announcement, and a higher stock price. To paraphrase my January 2020 letter when explaining our thesis; “Builders is the nation’s largest supplier of structural building products and services to the professional market for new residential construction and repair and remodeling. This is a consolidating, cash generative industry starting to favor the biggest players, and with minimal real disintermediation risks. However, they do operate in a cyclical industry.” In August, Builders announced a merger with its main public competitor BMC Stock Holdings which will further consolidate the industry, solve a succession issue at Builders and lower its leverage – at a fair price. The combined company has near-term potential free cash flow of over $3/share – though volatile lumber prices will always cause some noise – and much higher long-term free cash flow potential. Chairman of the Board Paul Levy has been working on this deal for a while – we send him our regards and thanks.

The residential housing market’s recent dramatic strength is now no secret, which has led to strong recent results from both our Builders and our Lennar holdings. Lennar’s well regarded Chairman Stuart Miller sums up the current environment this way “As a macro overview, let me say that the housing market is simply very strong. And demand for homes, new and existing, is greater than the limited supply. It has simply never been this easy to sell as many homes as we would like in every market and every price range across the country. The American dream of homeownership is once again an essential aspiration of the American population and the resolution of the current pandemic will not slow the growing demand. Low mortgage rates and ample deposit money from savings, from vacations not taken, movies not seen, restaurants not visited and, of course, stimulus dollars from the government are driving customers to purchase a home, a larger home, a home with a yard, an office, a nicer kitchen and a place to call their own.”10

Total U.S. existing homes inventory is at historic lows at 2.3 months of inventory in November 2020 and our view of future household formation implies significant tailwinds in housing demand, though some periodic bumps in the road are to be expected.

Of course, what’s most important when selecting investments is being roughly right about the future business trends not perfectly dissecting what already happened. We continue to like the long-term outlook for both Builders and Lennar. By the way, Lennar’s impressive progress towards a more “capital light” business model has accelerated lately – more on that in the next letter perhaps.

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[10]	Lennar Q4 2020 earnings call 12/17/20

GoodHaven Fund

After a rough start to the year our two biggest energy holdings – WPX Energy and Birchcliff Energy rebounded materially in the last six months though energy was still our biggest detractor for the year. I’ve previously written about deciding earlier this year to direct new capital towards better businesses versus adding more to the energy sector, but given the material optionality at WPX and Birchcliff, we opted to maintain a material exposure. Recently WPX announced an all stock merger with a larger competitor – Devon Energy – which will leave the new company with plenty of cash flow at lower oil prices, less leverage, and material upside to higher commodity prices. Up north, Birchcliff’s own near-term free-cash flow looks healthy, and it’s interesting that well regarded Canadian Natural Resources has recently acquired a smaller E&P Company that bears similarities to Birchcliff.11  Sometimes, as the late Boone Pickens said, “it’s cheaper to look for oil on the floor of the stock exchange”. Our infrastructure/midstream energy company Hess Midstream is chugging along very nicely.

Our decision to increase our exposure to companies in/around the property and casualty (P&C) insurance/reinsurance sector was partly based on our view that higher policy prices and better terms were on the way. Some of you might fondly recall investing in this sector way back in the 2002-2006 period, though we doubt this “hard market” will be nearly as good as that one. We expect a busy near-term level of “cats” from recent hurricanes, wildfires and lingering COVID-19 claims (and ongoing COVID-19 coverage litigation).12 A recent quote in the Financial Times from Zurich Insurance CEO Mario Greco is music to our ears: “Commercial (insurance) is hardening everywhere in the world in practically every line of business. Customers fully understand that the losses that the sector has paid to them require a price adjustment. This hardening is much higher than anything we’ve seen over the last probably 15-20 years.”  In the period we added a small position in Chubb Ltd. to our sector exposure.

During the period we purchased a new holding – PG&E Corporation – the California based utility (PCG). We expect that contrarian special situations will continue to (opportunistically) be an important part of the portfolio. After all, we bought PCG – which has filed Ch. 11 twice related to prior exposure to wildfire liabilities and staggering mismanagement – right in the middle of California’s recent heavy wildfire season. Our thinking here is that the reorganized utility has new regulatory protections that significantly reduces wildfire liability exposure, an above average rate growth profile and potentially much better management – they were searching for a new CEO when we made our investment.  We purchased the stock at a high single digit forward earnings multiple, a discount to its peers that trade in the mid to high teens. Shortly after our purchases PG&E hired the well regarded Patti Poppe as their new CEO – we like this decision.

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[11]	Birchcliff insiders continue to make personal open market purchase of Birchcliff shares lately https://www.canadianinsider.com/node/7?menu_tickersearch=BIR+%7C+Birchcliff+Energy
[12]	For those who enjoy getting into the weeds on this take a look at https://cclt.law.upenn.edu/#parties

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While four of our top five holdings are familiar positions, we were active this year adding new holdings, increasing the size of others and culling some older ones. In addition to recent buys of PG&E and Chubb, we had invested a material amount of our liquidity during the market collapse in the spring. The recent results from this not so short list of new (and additional) investments has been very good overall. This group includes: KKR, Progressive Corp., Bank of America, TerraVest, Exor, STORE Capital, JPMorgan Chase and Alleghany Corp. Our thesis on each of these was well covered in the last letter but a few recent company developments deserve special mention.

In July, KKR announced the acquisition of life and annuity company Global Atlantic. KKR paid an attractive 1.0x book value in a strategic deal that increases their presence of managing assets on behalf of insurance companies and brings permanent capital to one-third of total AUM. Exor’s FIAT is on track to close its merger with PSA and has reported much improved recent results.13  Exor returned to repurchasing its own shares. We added to our Exor holdings during the period. STORE Capital is back to collecting 90% of its rents despite COVID-19 and increased its dividend recently. Progressive’s strong organic growth continues and they are paying a special $4.50/share dividend in early 2021. TerraVest has managed through the weaker cyclical sectors it participates in well and continues to repurchase stock opportunistically. Finally, the Federal Reserve has just relaxed share buyback restrictions for Bank of America (and some of their brethren) – a positive development. We added to Bank of America during the last six months.14  We continue to find plenty of potential new investments to consider, even after the market’s recent material rebound.

We eliminated our legacy holding in Stolt-Nielsen during the period at a loss. Stolt was perennially statistically cheap and earnestly managed by owner/operators. We opted to stop waiting for the hoped for improvements in the core business and allocate capital to newer ideas.

I regret some of our views from years ago pointing to then market excesses. They were flawed, did not help us to make better portfolio decisions and now make it harder to credibly call out today’s actual excesses. But even for those of us not macro focused, it’s hard not to be awed at recent events. The Economist sums it up well:15

“In March the corporate world found itself staring into the abyss, recalls Susie Scher. From her perch overseeing global capital markets at Goldman Sachs, a bank, she witnessed firms scrambling for money to keep going as the wheels of commerce ground to a halt amid the pandemic. Many investors panicked. Surely, the thinking went, public markets would freeze in the frigid fog of COVID-19 uncertainty—and then stay frozen.

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[13]	https://www.wsj.com/articles/fiat-chryslers-john-elkann-nears-crowning-achievement-with-psa-merger-11609703773
[14]	Just recently the spread between 3 month & 10 year treasuries widened – a positive indicator for bank spreads: https://fred.stlouisfed.org/series/T10Y3M
[15]	“A Year of Raising Furiously” The Economist 12/9/20

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Instead, within weeks they began to thaw, then simmer, kindled by trillions of dollars in monetary and fiscal stimulus from governments desperate to avert an economic nuclear winter. In the past few months they have turned boiling hot.

According to Refinitiv, a data provider, this year the world’s non-financial firms have raised an eye-popping $3.6trn in capital from public investors. Issuance of both investment-grade and riskier junk bonds set records, of $2.4trn and $426bn, respectively. So did the $538bn in secondary stock sales by listed stalwarts, which leapt by 70% from last year, reversing a recent trend to buy back shares rather than issue new ones.

Initial public offerings (IPOs), too, are flirting with all-time highs, as startups hope to cash in on rich valuations lest stock markets lose their frothiness, and venture capitalists (VCS) patience with loss-making business models. VCS still plough three times as much into American startup stars as public investors do. But proceeds from listings are now growing faster than private funding rounds. And the boom is global in nature. On December 2nd JD Health, a Chinese online pharmacy, raked in $3.5bn in Hong Kong. A week later DoorDash, an American food-delivery darling, and Airbnb, a home-rental platform, both more or less matched it in New York.

In a world of near-zero interest rates, it appears, investors will bankroll just about anyone with a shot at outliving COVID-19. Some of that money will go up in smoke, with or without the corona-crisis. What does not get torched will bolster corporate haves, sharpening the contrast between them and the have-nots.”

I could write (or copy) 6 more pages pointing out specific examples of speculation in the markets today, and devote much mental energy and time ranting about such things. Instead I choose to be mindful of these excesses, try and avoid them, consider their implications on markets overall and instead get up a little earlier and go to bed a little later in search for attractively priced opportunities for us all.

By the way, being a value-investor does not mean you need to have a draconian and negative view of the future. It means you must invest with a “margin of safety”, avoid speculation and that all decisions should be price dependent. While some find it clever to write about and make draconian and negative predictions – after all negative thesis’ are more attention grabbing than long-term positive ones and if you say it often enough you’ll occasionally be right – it’s not a great long-term approach if you are trying to compound wealth over time.16

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[16]	Morgan Housel articulates this point better than I in chapter 17 – “The Seduction of Pessimism” – of his thoughtful new book The Psychology of Money

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I’ve spared you more “value vs. growth” discussions – and it’s flawed, and worthy of a longer discussion, why those two terms are not more symbiotic versus distinct. For now, I reiterate my still current thoughts from our 2020 Semi Annual letter in the next paragraph, which are still relevant despite value indexes performing better recently. The recent underperformance in the last few years of smaller companies versus larger ones is also noteworthy.

“There is no shortage of well documented industry statistics that you’ve previously read here and elsewhere, detailing the extreme discrepancies recently between the stock price performance of “value” and “growth” companies – as imperfect as those categories are. The data is obvious, well documented, and likely implies an inflection point in sector performance sooner rather than later. But I’m sure you’re a bit tired of reading about this topic, and I’m a bit tired of penning my name to its discussion – so for this letter, enough said on that topic. By the way, we are always striving for strong long-term performance, whether or not we get help from some mean-reversion in the above trends.”

A few words on how portfolio management and investment research have changed over the years. Getting financial data quickly, creating financial models and accessing historical data have all become much more readily available, and while still important, are now less critical tools to focus on in trying to outperform versus years ago.  Behavioral advantages – i.e. how one interprets information, insights into the future of certain industries, and having a long term horizon as an investor, have always been critical but are now more crucial skills. We believe this bodes well for us.

Finally, if I was given the choice of listening to an “expert” opine on how any political election might impact near-term financial market returns versus say listening to a middle manager of a successful company explain to me where their business is headed and why – the choice for me is easy. The former will usually be more captivating, but I’ve never seen anyone who can distill such political information into portfolio management successfully over time. However, I keep getting questions about how the new administration might impact things and my only thoughts are; expect higher corporate and personal taxes, expect certain industries to find less friends in Washington, and others more friends.

I thank all shareholders for their continued confidence.  As GoodHaven 2.0 continues to unfold we are eager to add more like-minded new shareholders, please keep us in mind. I also thank our Board of Trustees and long-time partner and investor Markel for their support and wise counsel.

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Finally, attached again is my old 1998 client letter – which I still find a helpful philosophical reminder.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Return on Equity: A measure of financial performance calculated by dividing net income by shareholder’s equity (assets minus liabilities).

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

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Par value is the stated value or face value of the security.

P/E Ratio: Valuation ratio calculated by dividing current stock price of a company by its earnings per share.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Book value/share growth is the ratio of equity available to common shareholders divided by the number of outstanding shares. This figure represents the minimum value of a company’s equity and measures the book value of a firm on a per-share basis.

The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

References to other mutual funds should not be interpreted as an offer of these securities.  Please see the Schedule of Investments for a full list of fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund
LETTER FROM 1998 (Unaudited)

TYPES OF SECURITIES

There are roughly three types of companies/securities that I will normally invest in: great businesses, average businesses, and a few other investment opportunities which fall outside the first two categories.

I.	Great Businesses

Great businesses are companies which have the following characteristics (taken almost verbatim from John Train’s wonderful book, The Money Masters):

l.)	they have good returns on capital
2.)	they are in businesses which are easily understandable
3.)	they see their profits in cash
4.)	they have strong franchises and the freedom to price
5.)	they don’t require a genius to run them
6.)	their earnings are predictable
7.)	they are not natural targets of regulation
8.)	they have low inventories and high turnover of assets
9.)	the management is owner oriented

As great businesses are normally unavailable at “distressed” prices, I hope to buy them at a reasonable price in relation to earnings or cash flow.

The real trick is finding a company with a unique competitive position and a predictable earnings stream. Moreover, one must find it first, before all other investors, so that its price is still reasonable. While companies with these characteristics are rare, locating just a few can provide for attractive long-term appreciation.  Companies that I think fit this group include: Washington Post2, Freddie Mac1, and Franklin Electric2.

When I find a company of this type I think very little about the overall stock market. I view such a purchase as similar to buying a piece of a private company, which would not have a price quotation in the daily paper.  Instead, I concentrate on the company’s competitive strengths, management, and future earnings/cash flow ability.

__________

[1]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is rated Buy-l by PaineWebber research (FRE: $58 5/8).
[2]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is not followed by PaineWebber research.

GoodHaven Fund
LETTER FROM 1998 (Unaudited) (Continued)

I do not rule out any industries for potential investments. However, investing in general, but especially those falling within this group, requires one to draw certain conclusions about the future, such as: What will this industry look like in a few years, who will the market leaders be, what will the profit margins look like, what new competition will come along, etc. Imagine that in 1982, as the home Personal Computer market was just beginning, you were given a magical look into the future.  You were told that in 1998 home PC penetration would reach about 50%. With knowledge of the future in tow would you have been willing to invest 30% of your net worth in the top three home PC makers of 1983? Ironically, the performance, since 1983, of the then top three, Commodore, Tandy, and Wang, has been dismal.3   The way this fast-changing industry has evolved has surprised even its earliest and most dominant companies.

Great businesses are hard to find. Therefore, I intend to hold these positions for a long time, provided that the valuations do not become ridiculously high and the companies’ future business prospects do not change significantly. Clients should be aware that I am normally willing to keep shares of a great business even if those shares are somewhat overvalued.  Bearing in mind how difficult it is to find these types of companies, and in light of capital gains taxation for certain accounts, I typically do not sell such securities if they become slightly overvalued. While this certainly hurts short-term performance in the event that the price corrects, I am much more concerned with making decisions that will maximize our long-term performance. Occasionally, I may reduce our holdings in these types of companies if I feel it is appropriate.

II.	Average Businesses

Average businesses are companies with only average profitability, which I might purchase at extremely cheap valuations. In such cases, I am looking for a catalyst to unearth a hidden value”, as we will not accomplish much if the position remains “cheap” indefinitely.

The biggest difference between a great business and an average business is when an average business becomes fairly priced it must be sold.  This is because the underlying business’s “intrinsic value” is not growing at an acceptable rate. Therefore, the smart move is to sell the shares after they have received an appropriate valuation.

Companies past and present in this group include CNA Financial4 and Sedgwick4.

__________

[3]	“Net for Naught,” Edward Kerschner – PaineWebber
[4]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.

GoodHaven Fund
LETTER FROM 1998 (Unaudited) (Continued)

III.	Other

Occasionally, I will consider investment opportunities which fall outside the first two categories. These might include: 1) a distressed bond or preferred 2) a distressed closed-end fund 3) a holding company run by people I trust and admire (for example, Berkshire Hathaway6, Loews5, Leucadia5, etc.) 4.) a liquidation, arbitrage, spin-off, or workout, where a timetable exists for a specific corporate action, such as Mission West Properties5.

__________

[5]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.
[6]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is rated Attractive-2 by PaineWebber research (BRK/A: $63,600).

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $26.08 at November 30, 2020, based on 3,221,104 shares outstanding. This compares to the Fund’s NAV of $20.89 at May 31, 2020 and NAV of $24.48 at November 30, 2019 and an NAV of $20.00 at inception on April 8, 2011. As of January 5, 2021, the date of this manager’s discussion and analysis (MD&A), the Fund’s NAV was $26.76, an approximate 3.07% total return increase since the end of the annual period.  Although the Fund did not pay a capital gains distribution in 2020, it did pay an income distribution of $0.11956 per share which reduced per share NAV on the ex-dividend date (December 11, 2020). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended November 30, 2020.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

Subsequent to the end of the period, the Fund increased an additional 3.23% in the month of December. Recent years have been frustrating for investors that follow a similar “value” investment approach used by the Fund, particularly as the underperformance was juxtaposed by a massive flow of capital into index funds and ETFs. Per a recent Bloomberg article dated June 24, 2020, the gap between the MSCI World Growth Index and the MSCI World Value Index was recently at an all-time high – though it has since moderated slightly.  While our results in the period lagged on a relative basis, we note better recent relative and absolute performance trends. We continue to note that the Fund’s portfolio looks very different than the S&P 500 in composition and concentration and has a number of non-correlated investments and a material cash holding. As mentioned previously, we note that multiple investment managers, some with outstanding long-term records, but who have struggled in the last couple of years, recently retired or decided to wind-down their funds.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

appears to have helped improve the investment process, decision making, and recent performance. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders. Although we cannot predict when investors will once more exhibit risk aversion and abandon more aggressive strategies, we continue to believe that some regression to the mean is a core characteristic of financial markets. Having said that, the advisor is focused on improving the Fund’s performance regardless of any help from sector mean reversion.

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as of November 30, 2020:

Top 10 Holdings [1,3]	%	Top 10 Categories [2]	%
Berkshire Hathaway		Diversified Holding Companies	13.7%
Inc. – Class B	13.7%	Cash & Equivalents	12.5%
Alphabet Inc. – Class C	11.1%	Computers & Software	11.1%
Jefferies Financial Group Inc.	7.9%	Financial Services	9.7%
Barrick Gold Corp.	7.3%	Oil & Gas Exploration
Builders FirstSource Inc.	5.8%	& Production	8.5%
STORE Capital Corp. – REIT	4.4%	Metals & Mining	7.3%
WPX Energy Inc.	4.2%	Property/Casualty Insurance	6.7%
Alleghany Corp.	3.9%	General Building Materials	5.8%
Lennar Corp. – Class B	3.8%	Real Estate	4.4%
Birchcliff Energy Ltd.	2.6%	Home Builder	3.8%
Total	64.7%	Total	83.5%

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund continued to experience net outflows in 2020 although such outflows on a net basis have diminished in recent months and assets appear reasonably stable. Since the inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential for the potential performance of a concentrated value fund but found it difficult to handle the volatility in results.

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. During the most recent fiscal year, the portfolio manager was able to undertake actions to avoid creating taxable capital gains during 2020 without materially affecting portfolio values. Although the Fund has a net gain on its overall portfolio, it retains a loss-carryforward that is available to offset a portion of the current unrealized profit in the Fund. The Fund’s investments are stated as of November 30, 2020, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the manager may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the year ended November 30, 2020 were:  Alphabet, which rose as top and bottom-line growth resumed during mid-2020, Barrick Gold which delivered solid financial results and benefitted from a material rise in the price of gold, Builders FirstSource as they entered into a merger agreement with BMC Stock Holdings and the domestic housing market reported robust results after a brief downturn in the spring. Berkshire Hathaway increased as its investment portfolio rebounded materially, more shares were repurchased, and new investments were made from cash holdings. KKR increased as it continued to grow assets under management (AUM) and entered an attractive agreement to acquire Global Atlantic.

The Fund’s investments having the most negative impact on the portfolio for the period ended November 30, 2020 were: Energy equities – primarily WPX Energy. WPX fell as the price of oil (and to a lesser extent natural gas) collapsed in the first half of the year from $63 to $21 (and negative $38 on April 20th), and then a subsequently rebounded to $45 – though still way below the $61 year-end 2019 price. Alleghany declined due to weakened underwriting results from COVID-19 and natural disaster related estimated claims.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. In the six months ended May 31, 2020, the largest single factor affecting performance was a broad decline in financial markets in the February and March timeframe as the COVID-19 global pandemic led to unprecedented widespread weaker economic results in many sectors. The portfolio manager made a material number of new investments during this period of distressed markets. This was followed by a material rebound in financial markets during the subsequent six months, leading to an increase in the portfolio for the full fiscal year. The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to be prepared to behave opportunistically to the environment.

The Fund’s turnover rate of 32% is a measure of how frequently assets within a fund are bought and sold by the manager, remains moderate (though higher than recent periods) and is consistent with the strategies, generally long-term in nature, of

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain modest and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments. In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time. Over time, we expect the Fund’s level of cash to vary significantly and could be materially lower than in recent years and as shown on the most recent Schedule of Investments. In addition, the portfolio may in the future be more concentrated in its holdings than in the past – consistent with its prospectus.

We continue to believe that having some cash cushion provides a strategic advantage. The Fund was able to make opportunistic purchases during the recent downturn without selling undervalued securities due to cash on hand. Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear. However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time. At times when liquidity is high, the Fund may underperform a strongly rising stock market. We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame. The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

The COVID-19 global pandemic is still a material economic, market and portfolio risk and after a period of improving domestic health statistics many domestic health statistics are now worsening providing a material amount of economic and market uncertainty and risk.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling (855) 654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the

GoodHaven Fund
PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of November 30, 2020, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 121,543 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund
ASSET/SECTOR ALLOCATION at November 30, 2020 (Unaudited)

Asset/Sector	% of Net Assets

Diversified Holding Companies	13.7%
U.S. Government Securities	11.3%
Computer Software	11.1%
Financial Services	9.7%
Oil & Gas Exploration & Production	8.5%
Metals & Mining	7.3%
Property/Casualty Insurance	6.7%
General Building Materials	5.8%
Real Estate	4.4%
Home Builder	3.8%
Banks-Diversified	3.5%
Consumer Products	2.3%
Industrial Conglomerate	2.1%
Government Agency	2.1%
Capital Markets	2.0%
Utilities	2.0%
Cash & Equivalents [1]	1.2%
Industrial Supplies	1.2%
Oil & Gas Equipment & Services	1.2%
Miscellaneous Securities	0.1%
Total	100.0%

Equities are classified by sector. Debt is classified by asset type.
[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund
HISTORICAL PERFORMANCE (Unaudited)

Value of $10,000 vs. S&P 500 Index

Average Annual Total Returns
Periods Ended November 30, 2020

				Annualized	Value of
	One	Three	Five	Since Inception	$10,000
	Year	Year	Year	(4/8/2011)	(11/30/2020)
GoodHaven Fund	7.93%	4.31%	5.46%	4.16%	$14,820
S&P 500 Index	17.46%	13.17%	13.99%	13.28%	$33,287

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for the Fund and dividends for an index, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

GoodHaven Fund
SCHEDULE OF INVESTMENTS at November 30, 2020

Shares	COMMON STOCKS – 85.3%	Value
	Banks-Diversified – 3.5%
70,000	Bank of America Corp.	$1,971,200
8,000	JPMorgan Chase & Co.	943,040
		2,914,240
	Capital Markets – 2.0%
45,000	KKR & Co, Inc.	1,706,850

	Computer Software – 11.1%
5,310	Alphabet Inc. – Class C [1]	9,349,529

	Consumer Products – 2.3%
29,464	Spectrum Brands Holdings, Inc.	1,969,079

	Diversified Holding Companies – 13.7%
50,200	Berkshire Hathaway Inc. – Class B [1]	11,491,282

	Financial Services – 9.7%
36,555	Brookfield Asset Management, Inc. – Class A	1,480,112
292,512	Jefferies Financial Group Inc.	6,648,798
		8,128,910
	General Building Materials – 5.8%
129,400	Builders FirstSource, Inc. [1]	4,840,854

	Home Builder – 3.8%
51,946	Lennar Corp. – Class B	3,153,122

	Industrial Conglomerate – 2.1%
25,000	EXOR NV	1,740,961

	Industrial Supplies – 1.2%
32,805	Systemax Inc.	1,009,410

	Metals & Mining – 7.3%
264,650	Barrick Gold Corp.	6,124,001

	Oil & Gas Equipment & Services – 1.2%
84,900	TerraVest Industries, Inc.	1,020,474

	Oil & Gas Exploration & Production – 8.5%
1,403,100	Birchcliff Energy Ltd.	2,214,796
75,667	Hess Midstream LP – Class A	1,364,276
500,046	WPX Energy, Inc. [1]	3,560,327
		7,139,399

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)

Shares	COMMON STOCKS – 85.3% (Continued)	Value
	Property/Casualty Insurance – 6.7%
5,700	Alleghany Corp.	$3,278,640
6,000	Chubb Ltd.	886,980
17,000	The Progressive Corp.	1,480,870
		5,646,490
	Real Estate – 4.4%
114,000	STORE Capital Corp. – REIT	3,711,840

	Utilities – 2.0%
135,000	PG&E Corp. [1]	1,714,500
	TOTAL COMMON STOCKS
	(Cost $47,553,105)	71,660,941

	PREFERRED STOCKS – 2.1%
	Government Agency – 2.1%
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2]	131,750
19,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	192,807
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,2,3]	296,282
111,581	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	1,099,073
		1,719,912
	TOTAL PREFERRED STOCKS
	(Cost $1,421,176)	1,719,912

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 11.3%	Value
	United States Treasury Bills – 11.3%
$3,000,000	0.085% due 12/17/2020 [4]	$2,999,927
6,500,000	0.085% due 2/25/2021 [4]	6,498,796
		9,498,723
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $9,498,567)	9,498,723

MISCELLANEOUS	Notional
SECURITIES – 0.1% [5,6]	Amount
TOTAL MISCELLANEOUS
SECURITIES
(Cost $148,927)	$13,034,160	79,920
Total Investments
(Cost $58,621,775) – 98.8%		82,959,496
Cash and Other Assets in
Excess of Liabilities – 1.2%		1,039,991
TOTAL NET ASSETS – 100.0%		$83,999,487

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Variable rate dividend; rate shown is rate of last dividend.
[4]	Rate represents the annualized yield to maturity from the purchase price.
[5]	Represents previously undisclosed securities which the Fund has held for less than one year.
[6]	Notional amount represented related to derivatives only.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
STATEMENT OF ASSETS AND LIABILITIES at November 30, 2020

ASSETS
Investments in securities, at value
(Cost $58,621,775) (Note 2)	$82,959,496
Cash	1,345,565
Receivables:
Fund shares sold	340
Dividends and interest	42,423
Total assets	84,347,824

LIABILITIES
Payables:
Fund shares redeemed	273,184
Management fees	61,489
Support services fees	13,664
Total liabilities	348,337

NET ASSETS	$83,999,487

COMPONENTS OF NET ASSETS
Paid-in capital	$65,113,029
Total distributable (accumulated) earnings (losses)	18,886,458
Net assets	$83,999,487
Net Asset Value (unlimited shares authorized):
Net assets	$83,999,487
Shares of beneficial interest issued and outstanding	3,221,104
Net assets value, offering and redemption price per share	$26.08

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
STATEMENT OF OPERATIONS For the Year Ended November 30, 2020

INVESTMENT INCOME
Dividend income
(net of $29,198 in foreign withholding taxes)	$1,111,758
Interest	158,780
Total investment income	1,270,538

EXPENSES
Management fees	738,794
Support services fees	164,176
Legal expense	4,396
Total expenses	907,366
Net investment income (loss)	363,172

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments & foreign currency	(91,958)
Net change in unrealized appreciation/depreciation
on investments & foreign currency	5,216,991
Net realized and unrealized gain (loss)	5,125,033
Net increase (decrease) in net assets
resulting from operations	$5,488,205

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$363,172	$1,717,492
Net realized gain (loss) on investments
& foreign currency	(91,958)	5,551,436
Change in unrealized appreciation/
depreciation on investments
& foreign currency	5,216,991	(3,017,320)
Net increase (decrease) in net
assets resulting from operations	5,488,205	4,251,608

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,225,618)	(1,267,729)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	(14,535,101)	(18,241,715)
Total increase (decrease) in net assets	(10,272,514)	(15,257,836)

NET ASSETS
Beginning of year	94,272,001	109,529,837
End of year	$83,999,487	$94,272,001

1  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Value	Shares	Value
Shares sold	84,458	$1,714,482	842,755	$20,047,847
Shares issued in
reinvestment
of distributions	43,372	1,067,832	53,217	1,129,785
Shares redeemed [2]	(758,483)	(17,317,415)	(1,719,107)	(39,419,347)
Net increase
(decrease)	(630,653)	$(14,535,101)	(823,135)	$(18,241,715)

2  Net of redemption fees of $511 and $243, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value at
beginning of year	$24.48	$23.43	$23.58	$23.37	$20.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss) [1]	0.10	0.42	0.11	(0.04)	0.02
Net realized and unrealized
gain (loss) on investments	1.82	0.90	(0.26)	0.25	2.83
Total from
investment operations	1.92	1.32	(0.15)	0.21	2.85

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.27)	—	—	—
Total distributions	(0.32)	(0.27)	—	—	—
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value
at end of year	$26.08	$24.48	$23.43	$23.58	$23.37

Total return	7.93%	5.83%	(0.64)%	0.90%	13.89%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end
of year (millions)	$84.0	$94.3	$109.5	$208.2	$271.6
Portfolio turnover rate	32%	8%	13%	14%	8%

Ratio of expenses to
average net assets	1.11%	1.11%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.44%	1.81%	0.47%	(0.16)%	0.07%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If  a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees the “Board”. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,660,941	$—	$—	$71,660,941
Preferred Stocks	1,719,912	—	—	1,719,912
U.S. Government
Securities	—	9,498,723	—	9,498,723
Miscellaneous
Securities	—	79,920	—	79,920
Total Investments
in Securities	$73,380,853	$9,578,643	$—	$82,959,496

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of November 30, 2020:

	Asset Derivatives as		Liability Derivatives as
	of November 30, 2020		of November 30, 2020
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	$79,920	None	$ —

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2020:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(20,355)	$—

Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(637,909)	$(69,007)

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year-ended November 30, 2020, the Fund had short-term capital loss carryovers of $1,499,466 and long-term capital loss carryovers of $4,333,537, with unlimited expiration.

As of November 30, 2020, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of November 30, 2020, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2020 the following adjustments were made:

Distributable Earnings	Paid-in Capital
$(1,854)	$1,854

E.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized  on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Becker Capital Management, Inc. (the “Advisor”) determines that the value of illiquid investments held by the Fund exceed 15% of the Fund’s net asset value, the Advisor will report the occurrence to the Trust as soon as practicable after the occurrence is observed, but no less than within one business day of verification of the occurrence.  The

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

information provided on any such report shall include an explanation of the extent and causes of the occurrence, the duration of the occurrence, and how the Advisor intends to bring the Fund's illiquid investments back within the 15% limit within a reasonable period of time.  The Advisor shall notify the Trust if the amount of the Fund's illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

K.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the year ended November 30, 2020:

Average notional value of:
Options purchased	$12,441,698

L.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.

M.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued. The Fund declared a distribution from net investment income on securities payable on December 11, 2020. The distribution amount for the Fund was as follows:

Net Investment Income
$382,219 ($0.11956 per share)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the year ended November 30, 2020, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

net assets. The amount of support services fees incurred by the Fund for the year ended November 30, 2020, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended November 30, 2020, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$21,432,703	$25,985,974

There were no purchases or sales/maturities of long-term U.S. Government securities for the year ended November 30, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended November 30, 2020 (estimate), and the year ended November 30, 2019, was as follows:

	November 30, 2020	November 30, 2019
Ordinary income	$1,225,618	$1,267,729

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$58,530,740
Gross tax unrealized appreciation	30,402,367
Gross tax unrealized depreciation	(5,973,612)
Net unrealized appreciation (depreciation)	24,428,755
Undistributed ordinary income	382,219
Undistributed long-term capital gain	—
Total distributable earnings	382,219
Other accumulated gain/(loss)	(5,924,516)
Total accumulated gain/(loss)	$18,886,458

GoodHaven Fund
NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GoodHaven Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of GoodHaven Fund (the “Fund”), a series of GoodHaven Funds Trust, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2011.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 22, 2021

GoodHaven Fund
EXPENSE EXAMPLE For the Six Months Ended November 30, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs,including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 – November 30, 2020).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund
EXPENSE EXAMPLE For the Six Months Ended November 30, 2020 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2020 –
	June 1, 2020	November 30, 2020	November 30, 2020 [1]
Actual	$1,000.00	$1,248.40	$6.18
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.40	$5.55

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the half-year period).

GoodHaven Fund
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Chief Executive Officer to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures. Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period June 1, 2019 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

GoodHaven Fund
TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Independent Trustees of the Trust

Richard A. Conn, Jr.	Trustee	Indefinite	Managing Partner,	1	None
c/o GoodHaven Capital		Term;	Innovate Partners LLC
Management LLC		Since	(private investment
374 Millburn Avenue,		January	company) (2009 to present)
Suite 306		2016
Millburn, NJ 07041
Born: 1957

Bruce A. Eatroff	Trustee	Indefinite	Founding Partner, Halyard	1	None
c/o GoodHaven Capital		Term;	Capital (private equity firm)
Management LLC		Since	(2006 to present)
374 Millburn Avenue,		January
Suite 306		2016
Millburn, NJ 07041
Born: 1963

Steven H. Tishman	Trustee	Indefinite	Managing Director and	1	Director,
c/o GoodHaven Capital		Term;	Global Head of Mergers		Acushnet
Management LLC		Since	and Acquisitions Group,		Holdings
374 Millburn Avenue,		January	Houlihan Lokey (global
Suite 306		2016	investment bank)
Millburn, NJ 07041
Born: 1957

Interested Trustees and Officers of the Trust

Larry Pitkowsky	Trustee,	Indefinite	Co-Managing Partner,	1	None
c/o GoodHaven Capital	President	Term;	GoodHaven Capital
Management LLC	and	Since	Management, LLC
374 Millburn Avenue,	Chairman	January	(Advisor); Co-Portfolio
Suite 306		2016	Manager of GoodHaven
Millburn, NJ 07041			Fund (2010 to present)
Born: 1964

GoodHaven Fund
TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
	Position	and		in New Fund	Directorships
	with	Length		Complex	Held During
Name, Address	the New	of Time	Principal Occupation	Overseen by	the Past
and Age	Trust	Served	During Past Five Years	Trustees	5 Years
Lynn Iacona	Secretary	Indefinite	Director of Operations,	N/A	None
c/o GoodHaven Capital	and	Term;	GoodHaven Capital
Management LLC	Treasurer	Since	Management LLC
374 Millburn Avenue,		December	(Advisor)
Suite 306		2019
Millburn, NJ 07041
Born: 1972

Bernadette Murphy	Chief	Indefinite	Director, Vigilant	N/A	None
Vigilant	Compli-	Term;	Compliance, LLC from
Compliance, LLC	ance	Since	July 2018 to present;
374 Millburn Avenue,	Officer	December	Director of Compliance
Suite 306		2019	and Operations, B. Riley
Milburn, NJ 07041			Dialectic Capital
Born: 1964			Management, LLC from
April 2017 to July 2018;
Chief Compliance
Officer, Dialectic Capital
Management, LP from
October 2015 to April
2017; Vice President
Administration/
Compliance Manager
from 2013 to 2015,
Dialectic Capital
Management, LLC

GoodHaven Fund
ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

GoodHaven Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2020 was 100.00%.

GoodHaven Fund
PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with	No
other financial companies		We don’t share
For our affiliates’ everyday
business purposes—	Yes	Yes
information about your
transactions and experiences
For our affiliates’ everyday	Yes	Yes
business purposes—
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund
PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Steven Tishman is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

 GoodHaven Fund
	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$19,000	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial and Accounting Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GoodHaven Funds Trust

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    January 26, 2021

By (Signature and Title)      /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date    January 26, 2021

* Print the name and title of each signing officer under his or her signature.